UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

December 31, 2013 (December 30, 2013)

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

515 South Flower Street, Suite 4800

Los Angeles, CA 90071

(Address of principal executive office)

(213) 225-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

On December 30, 2013, BreitBurn Operating L.P. (“BreitBurn Operating”), a wholly owned subsidiary of BreitBurn Energy Partners L.P. (the “Partnership”), completed the previously announced acquisition of certain oil and gas assets located in Howard, Martin and Midland Counties, in the Permian Basin of Texas from CrownRock, L.P. (“CrownRock”), as seller, (the “CrownRock Purchase Agreement”) in exchange for approximately $282 million in cash , subject to customary purchase price adjustments (the “CrownRock Acquisition”).   The Partnership also completed acquisitions of additional interests in certain of the acquired assets from other sellers for approximately an additional $20 million.

After the completion of the acquisitions, the amount of debt outstanding under the Partnership’s credit facility is $727 million with current lender commitments of $1.4 billion.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the CrownRock Purchase Agreement, previously filed on December 13, 2013 as Exhibit 10.1 to our Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.01.

ITEM 7.01 Regulation FD Disclosure.

On December 30, 2013, the Partnership issued a press release announcing the completion of the CrownRock Acquisition. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein solely for the purposes of this Item 7.01 disclosure.

The information set forth in this Current Report on Form 8-K provided under Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Financial statements relating to the CrownRock Acquisition have not been included herein but will be filed by an amendment to this Current Report not later than 71 days after the date that this Current Report is required to be filed, if required by Regulation S-X.

(b) Pro Forma Financial Information.

Pro forma financial information relating to the CrownRock Acquisition has not been included herein but will be filed by an amendment to this Current Report not later than 71 days after the date that this Current Report is required to be filed, if required by Regulation S-X.

(d) Exhibits.

Exhibit No.	Document

99.1	Press Release of BreitBurn Energy Partners L.P. dated December 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   December 31, 2013

BREITBURN ENERGY PARTNERS L.P.

By:	BREITBURN GP, LLC,
its general partner

By:	/s/ James G. Jackson
James G. Jackson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release of BreitBurn Energy Partners L.P. dated December 30, 2013.